J.P.  MORGAN   INSTITUTIONAL  FUNDS  Supplement  dated  May  21,  1998,  as
applicable   to  the   following   Prospectuses:   J.P.   Morgan   Institutional
International Equity Funds (combined), dated March 31, 1998 J.P. Morgan Institutional Emerging Markets Equity Fund, dated March 31, 1998

The following  supersedes and replaces the "Performance"  section on pages 5 and
13,   respectively  in  the  prospectuses   referenced  above  for  J.P.  Morgan
Institutional Emerging Markets Equity Fund:

Average annual total return (%) -- Shows performance over time, for periods ended December 31, 1997


                                                                       Since
                                                     1 yr.  3 yrs.  Inception(2)
J.P. Morgan Institutional Emerging Markets Equity
Fund (after expenses)                                (7.71)  (3.19)   (0.80)
Emerging Markets Benchmark (3) (no expenses)         (11.56) (5.62)   (0.07)

Year-by-year total return (%)  -- Shows changes in returns by calendar year
                                                1994    1995     1996     1997
                                                ----    ----     ----     ----
J.P. Morgan Institutional Emerging Markets
Equity Fund                                    (7.19)   (9.68)   8.84    (7.71)
Emerging Markets Benchmark (3)                 (0.53)   (10.40)  6.08    (11.56)

(2) The fund commenced operations on 11/15/93. Except in Financial Highlights, returns reflect performance of the fund from 11/30/93 through 12/31/97. This data is based on historical earnings and is not intended to indicate future performance.

(3) The Emerging Markets Benchmark is composed of the International Finance Corporation (IFC) Global Index through December 31, 1994 , IFC Investable Index (excluding South Africa after April 1, 1995) from January 1, 1995 through December 31, 1995, and the MSCI Emerging Markets Free Index thereafter. The indices are unmanaged portfolios which measure emerging market equity performance.